SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                              DATE: APRIL 29, 1997



                            OSTEX INTERNATIONAL, INC.
                 NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER


                                     0-25250
                             COMMISSION FILE NUMBER

                               STATE OF WASHINGTON
          STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION

                                   91-1450247
                      I.R.S. EMPLOYER IDENTIFICATION NUMBER

          2203 AIRPORT WAY SOUTH, SUITE 400, SEATTLE, WASHINGTON 98134
                                  206-292-8082
           ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES


                                      [N/A]
       FORMER NAME, ADDRESS AND FISCAL YEAR, IF CHANGED SINCE LAST REPORT

ITEM 5.    OTHER EVENTS

       See the following press release, dated April 29, 1997, announcing the retirement of Ostex International's Chairman of the Board of Directors and Chief Executive Officer, H. Raymond Cairncross, and resignation of the President and Chief Operating Officer, Robert J. Glaser.

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FINANCIAL CONTACT:                                COMPANY CONTACT:
Lillian Armstrong/Adam Aron                       Robert Littauer, CFO
Lippert/Heilshorn & Associates                    Ostex International, Inc.
(415) 433-3777                                    (206) 292-8082
e-mail: lillian@lhai.com                          e-mail: rlittauer@ostex.com


                       OSTEX ANNOUNCES MANAGEMENT CHANGES


         SEATTLE, Washington -- April 29, 1997 -- Ostex International, Inc. (NASDAQ NM: OSTX) today announced the retirement of H. Raymond Cairncross, Chairman of the Board and Chief Executive Officer, and the resignation of Robert
J. Glaser, Chief Operating Officer. Messrs. Cairncross and Glaser also resigned their seats on the Board of Directors.
         Raymond Cairncross co-founded Ostex in 1989. Commenting on his retirement Cairncross said, "I am stepping aside because I believe it is time for new management to take the great opportunities at Ostex forward. I deeply appreciate the opportunity to have been involved with the Ostex technology over the past nine years, and I recommend and wholeheartedly endorse new and aggressive leadership to assure the success of Osteomark(R) and its follow-on technology."
         Thomas J. Cable, an Ostex director since 1989, was elected Chairman. Bob Littauer and Jeff Miller, Ostex' Chief Financial Officer and Senior Vice President of Corporate Development, respectively, will serve in the newly-created Office of the President. The company has initiated a search to fill the CEO position. In addition, Fredric J. Feldman, Ph.D., an individual with many years of experience in the diagnostic industry, was elected to the Board.
         Addressing the restructuring, Cable stated, "The Board of Directors remains committed to maximizing Ostex' long-term opportunities. Our near-term focus will be on identifying an effective, experienced individual for the CEO position. We are also seeking additional candidates to strengthen our Board membership. We are confident in the existing management team, as well as the potential of the Company's core technology. Moving forward we will continue to build our Board with exceptionally competent directors like Fredric Feldman. We thank Mr. Cairncross and Mr. Glaser for their important contributions to Ostex and wish them well."
         Ostex International, Inc. is engaged in the discovery, development and commercialization of diagnostics and therapeutics for diseases of the skeleton and connective tissues. The company believes its lead product, Osteomark, incorporates breakthrough technology in the area of bone resorption measurement. Ostex has formed collaborative relationships with a number of leading diagnostic and pharmaceutical companies to aid in the commercialization of Osteomark.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             OSTEX  INTERNATIONAL,  INC.



       DATE:  May 15, 1997                   By     /S/ ROBERT M. LITTAUER
                                               --------------------------------
                                                      Robert M. Littauer
                                                    Senior Vice President,
                                                 Finance and Administration
                                                  (principal financial and
                                                principal accounting officer)